PROSPECTUS
                                   May 1, 2004




                             PC&J PRESERVATION FUND

                                 A No-Load Fund

                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com


               Investment Adviser: Parker Carlson & Johnson, Inc.


                              INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund is preservation of capital through investment in fixed-income obligations.


                               IMPORTANT FEATURES

                     Investment for Preservation of Capital
                   No Sales Commissions or Withdrawal Charges
                             Professional Management
                                 Diversification








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     TABLE  OF  CONTENTS






                                                                                   Page
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
RISK/RETURN SUMMARY OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
---------------------------------------------------------------------------------------
FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
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FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
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INFORMATION ONINVESTMENT OBJECTIVE, POLICIES AND RISKS. . . . . . . . . . . . . . . . .   9
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INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
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DESCRIPTION OF SHARES AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
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HOW TO INVEST IN THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
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HOW TO REDEEM YOUR INVESTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
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DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
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PRIVACY POLICY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
FOR MORE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
---------------------------------------------------------------------------------------

RISK/RETURN  SUMMARY  OF  THE  FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND? The Fund seeks the generation of income and the preservation of capital through investment in fixed-income obligations.

2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? The portfolio manager maintains a quality portfolio of Treasury bonds and investment grade bonds (bonds rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with a dollar-weighted average maturity consistent with the manager's interest rate outlook. Investment grade bonds in the portfolio include bonds issued by corporations, government agencies and instrumentalities, as well as taxable municipal bonds and mortgage-related securities (including collateralized mortgage obligations). An investment grade bond is selected based upon an evaluation of the bond's yield-to-maturity versus a similar Treasury bond and a comparison to the historical yield spread between the bond, given its particular credit characteristics, and a similar Treasury bond.

The portfolio manager adjusts the average maturity of the portfolio to correspond to changes in the interest rate outlook primarily by adjusting the average maturity of Treasury bonds in the portfolio. The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Although the Fund intends to diversify its investments, the value of the Fund's portfolio will change in response to interest rate fluctuations and you could lose money. An increase in market interest rates will generally reduce the value of the Fund's investments.

While the Fund's portfolio securities generally are investment grade, fixed-income obligations, they are subject to the ability of the issuer to make payment of principal and interest when due. Bonds rated Baa by Moody's and BBB by Standard & Poors, although they are investment grade, have some speculative characteristics and may have a weakened capacity to pay principal and interest in adverse economic conditions. To the extent the Fund invests in bonds with these ratings, the Fund will be subject to higher volatility. However, the Adviser will not purchase any such bond if the purchase would cause more than 10% of the Fund's net assets to be invested in bonds of such ratings.

Mortgage-related  securities  represent  the  right  to  receive  a  portion  of
================================================================================
principal  and/or  interest payments made on a pool of residential or commercial
================================================================================
mortgage  loans.  When interest rates fall, borrowers may refinance or otherwise
================================================================================
repay  principal  on their loans earlier than scheduled and the security will be
================================================================================
paid  off  more quickly than originally anticipated. When this happens, the Fund
================================================================================
will  have  to  invest  the  proceeds  in  securities with lower yields and will
================================================================================
experience  a  loss  if the mortgage-related security was acquired at a premium.
================================================================================
This  risk is known as prepayment risk.  When interest rates rise, certain types
================================================================================
of  mortgage-related  securities  will  be  paid off more slowly than originally
================================================================================
anticipated  and the value of these securities will fall.  This risk is known as
================================================================================
extension risk.  Because of prepayment risk and extension risk, mortgage-related
================================================================================
securities  react  differently  to  changes  in  interest  rates  than  other
=============================================================================
fixed-income  securities.  Small movements in interest rates (both increases and
================================================================================
decreases)  may  quickly  and  significantly  reduce  the  value  of  certain
=============================================================================
mortgage-related  securities.
=============================

Not  all  U.S.  government securities are backed by the full faith and credit of
================================================================================
the  U.S. government.  It is possible that the U.S. Government would not provide
================================================================================
financial  support to its agencies or instrumentalities if it is not required to
================================================================================
do  so by law.  If a U.S. government agency or instrumentality in which the Fund
================================================================================
invests  defaults  and the U.S. Government does not stand behind the obligation,
================================================================================
the  Fund's  share  price and/or yield could fall.  The United States government
================================================================================
guarantees  payment  of principal and timely payment of interest on certain U.S.
================================================================================
government  securities.  This  does  not  imply  that  the  Fund's  shares  are
===============================================================================
guaranteed  or  that  the price of the Fund's shares will not fluctuate.  If the
================================================================================
U.S.  government or one of its agencies guarantees the principal and interest on
================================================================================
any  securities,  it  does  not  guarantee  the market price of such securities.
================================================================================

4. WHO IS THE FUND DESIGNED FOR? The PC&J Preservation Fund is designed for long-term investors who seek income and preservation of capital through investment in fixed-income obligations.




The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance (before and after taxes) cannot predict or guarantee future results. THE PC&J PRESERVATION FUND

A  BAR  CHART  showing Annual Total Returns for the Fund from 1994 through 2003:

1994    -2.39%
1995    15.18%
1996     2.75%
1997     7.38%
1998     8.35%
1999    -1.32%
2000     9.35%
2001     6.25%
2002     5.98%
2003     2.63%

A bar of proportionate size represents each percentage with the actual total return printed above the bar.

Best  Quarter:     5.28%  for  the  quarter  ended  6/30/95
Worst  Quarter:   -2.06%  for  the  quarter  ended  3/31/94

                                                  Average  Annual  Total  Return

                                              For  the  periods  ended  12/31/03


                                                   1 YEAR     5 YEARS   10 YEARS
Return Before Taxes                                      2.63%      4.51%  5.30%

Return After Taxes on                                    1.99%      2.64%  3.21%
Distributions(1)

Return After Taxes on                                    2.56%      2.74%  3.24%
Distributions and Sale of Fund Shares(1)

Lehman Composite(2)                                      4.67%      6.58%  6.87%
(reflects no deduction for fees, expenses, or taxes)

(1) Returns after taxes are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Composite is a widely recognized, unmanaged, broad-based index containing only investment grade fixed income securities traded in the United States.

FEE  TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your  investment)
-----------------------------------------------------------------

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)        0%

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)                                     0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                   0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)            0%

Exchange Fee                               0%

Annual  Fund  Operating  Expenses
---------------------------------
(as  a  percentage  of  average  net  assets)

     Management Fees                0.50%

     Distribution (12b-1) Fees         0%

     Other Expenses                 0.50%
                                    -----
     Total Fund Operating Expenses  1.00%

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.

Example                                      1 Year  3 Years  5 Years  10 Years
-------------------------------------------  ------  -------  -------  --------
You would pay the
following expenses on
a $10,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                                      $103    $318      $552    $1,225

FINANCIAL  HIGHLIGHTS

The information contained in the table below is for the years ended December 31, 2003, 2002, 2001, 2000, and 1999. Such information has been derived from data contained in financial statements audited by Deloitte & Touche LLP, independent auditors, and should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge. Total Return represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions.

Selected Data for Each Share of Capital         For The Years Ended December 31,
Stock Outstanding Throughout the Year     2003      2002      2001      2000      1999
                                        --------  --------  --------  --------  --------
NET ASSET VALUE-BEGINNING OF YEAR       $ 11.06   $ 10.96   $ 10.88   $ 10.54   $ 11.37

Income from investment operations:
   Net investment income                   0.47      0.54      0.62      0.63      0.61
   Net realized and unrealized
     gain (loss) on securities            (0.18)     0.11      0.06      0.35     (0.76)
TOTAL FROM INVESTMENT OPERATIONS           0.29      0.65      0.68      0.98     (0.15)

Less distributions:
   From net investment income             (0.47)    (0.55)    (0.60)    (0.63)    (0.61)
   From net realized gain
          on investments                  (0.00)    (0.00)    (0.00)    (0.00)    (0.07)
   From return of capital                                               (0.01)
TOTAL DISTRIBUTIONS                       (0.47)    (0.55)    (0.60)    (0.64)    (0.68)

NET ASSET VALUE-END OF YEAR             $ 10.88   $ 11.06   $ 10.96   $ 10.88   $ 10.54

TOTAL RETURN                               2.63%     5.98%     6.25%     9.35%   (1.32%)

RATIOS TO AVERAGE NET ASSETS
   Expenses                                1.00%     1.00%     1.00%     1.00%     1.00%
   Net investment income                   4.19%     4.64%     5.31%     5.40%     5.37%

Portfolio turnover rate                   30.80%    53.92%    46.56%    35.10%    36.25%

Net assets at end of period (000's)     $18,081   $18,647   $18,440   $18,839   $19,684

ADDITIONAL  INFORMATION  ON  INVESTMENT  OBJECTIVE, POLICIES AND RISKS

The investment objective of the Fund is preservation of capital through investment in fixed-income obligations. This investment objective may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund's investment objective will be obtained.

The Fund generally has a quality portfolio with an average maturity of securities in the portfolio of less than ten years. The Fund follows specific guidelines in buying portfolio securities. Bankers' acceptances and certificates of deposit will only be purchased from major U.S. banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published annual financial statements) of $100,000,000 or more. Corporate obligations generally must be investment grade (rated BBB or higher by Standard & Poor's, or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality). Taxable municipal obligations are debt instruments issued by municipal entities where the interest is subject to income tax. To the extent the Fund invests in taxable municipal obligations, the same credit standards as used in selecting corporate obligations will be applied. If a security is downgraded below BBB by Standard & Poors or below Baa by Moody's, the Adviser is not obligated to sell the security, but will determine whether to retain the security based on its analysis of what is in the best interests of shareholders.


The Fund may invest all or a portion of its assets for temporary defensive purposes, in money market instruments (including money market funds), U.S. Treasury bills or other short-term interest bearing securities and in bank interest bearing checking accounts, including interest bearing checking accounts of the custodian. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Fund may also invest in such short term instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.



INVESTMENT  ADVISER

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund.

The Adviser is also the investment adviser to the PC&J Performance Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.

As compensation for the investment advice, the Fund paid the Adviser a fee, for the year ended December 31, 2003, equal to 0.50% of the average daily net asset value of the Fund.

Performance Information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.


PORTFOLIO  MANAGER

Kathleen Carlson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception (April 30, 1985). Ms. Carlson has been Treasurer of the Adviser since September 1982 and Treasurer and a Trustee of the Trust since its inception.


DESCRIPTION  OF  SHARES  AND  TAXES

Ownership records of shares are maintained by the Fund's transfer agent, PC&J Service Corp. (an affiliated company of the Adviser), which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

The Fund will distribute to its shareholders an annual dividend that will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains is taxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. The Fund anticipates that its distributions will generally consist of ordinary income. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

Shareholders should direct all inquiries concerning the purchase or sale of shares to the Fund. All other questions should be directed to PC&J Service Corp. in writing at 120 W. Third St., Suite 300, Dayton, Ohio 45402 or by telephoning 888-223-0600.


HOW  TO  INVEST  IN  THE  FUNDHOW  TO  INVEST  IN  THE  FUND

You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price.") There is no sales charge or commission.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.


INITIAL  INVESTMENT  BY  MAIL

You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Mutual Funds" (please indicate that you wish to invest in the PC&J Preservation Fund) and a completed and signed new account application, which accompanies this Prospectus, to PC&J Service Corp. at the following address:

          PC&J  Mutual  Funds
          c/o  PC&J  Service  Corp.
          120  West  Third  Street,  Suite  300
          Dayton,  Ohio  45402-1819

If the initial investment is made using a personal check, it must have the same address as the application.


INITIAL  INVESTMENT  BY  WIRE

You may purchase shares of the Fund by wire, in at least the minimum amount, by:

-     first  completing  and  signing  the  new  account  application;
- telephoning (888-223-0600) the information contained in the new account application to the Fund;

- mailing the completed and signed new account application to the PC&J Service Corp. at the address set forth in the preceding paragraph;
- instructing your bank to wire federal funds to the custodian. (Your bank may charge you a fee for sending such wire.)



EFFECTIVE  DATE  OF  PURCHASE

Your initial purchase of the Fund's shares will be effective on the date that the Fund receives the properly completed new account application and either the accompanying check or confirmation from the custodian that the custodian has received the wire transfer. The Fund's transfer agent, PC&J Service Corp., will mail you a confirmation of your initial investment.



SUBSEQUENT  INVESTMENTS

You  may  purchase  additional  shares  of  the  Fund  by:
-     first  providing  the  Fund,  by  mail  or  by  telephone,  the  necessary information  concerning  the  name  of  your  account  and  its  number;
- subsequently making the necessary payment, either by check (to PC&J Service Corp.) or wire transfer (to the custodian).

Your purchase of additional shares of the Fund will be effective on the date that the check or wire transfer is received. PC&J Service Corp. will mail you a confirmation of each subsequent investment.


OTHER  PURCHASE  INFORMATION

The Fund may authorize certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. If you purchase or sell shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.


HOW  TO  REDEEM  YOUR  INVESTMENT

You may sell shares of the Fund without charge at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until such time as the Fund has received the properly completed new account application with respect to such shares.

You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his/her shares to the minimum amount within the sixty-day period. All shares of the Fund are also subject to involuntary redemption if the board of trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax advisor.

The  Fund  may  suspend the right of redemption or may delay payment as follows:

- during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
- when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
- for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.



DETERMINATION  OF  SHARE  PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 3:00 p.m. EST. The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value according to procedures approved by the Fund's board of trustees.

The share price of the Fund will fluctuate with the value of its portfolio securities.

                                 PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:
- Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
- Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR  MORE  INFORMATION

Shareholder  inquiries  regarding  the  Fund  can  be  made  to:

PC&J  Preservation  Fund
120  West  Third  St.
Suite  300
Dayton,  Ohio  45402

Telephone:  888-223-0600


Several additional sources of information are available to you. The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

You may review and copy information about the Fund (including SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies
                                                 ------------------
of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by
                                                       ------------------
writing  the  SEC's  Public  Reference  Section,  Washington,  D.C.  20549-0102.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004




                             PC&J PRESERVATION FUND

                                 A No-Load Fund


                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2004 (the
"Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2003. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.



                                TABLE OF CONTENTS


Page
-----------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES . . . . . . .   2
-----------------------------------------------
Fundamental . . . . . . . . . . . . . . . . . .   2
-----------------------------------------------
Non-Fundamental . . . . . . . . . . . . . . . .   3
-----------------------------------------------
Diversification . . . . . . . . . . . . . . . .   4
-----------------------------------------------
State Restrictions. . . . . . . . . . . . . . .   5
-----------------------------------------------
PERFORMANCE INFORMATION . . . . . . . . . . . .   5
-----------------------------------------------
ORGANIZATION AND OPERATION OF THE FUND. . . . .   9
-----------------------------------------------
Principal Holders of Equity Securities. . . . .  12
-----------------------------------------------
Investment Adviser. . . . . . . . . . . . . . .  12
-----------------------------------------------
Manager and Transfer Agent. . . . . . . . . . .  13
-----------------------------------------------
Custodian . . . . . . . . . . . . . . . . . . .  14
-----------------------------------------------
Auditors. . . . . . . . . . . . . . . . . . . .  14
-----------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION  14
-----------------------------------------------

DETERMINATION OF SHARE PRICE. . . . . . . . . .  16
DESCRIPTION OF SHARES AND TAXES . . . . . . . .  16
-----------------------------------------------

PROXY VOTING POLICIES . . . . . . . . . . . . .  16

FINANCIAL STATEMENTS. . . . . . . . . . . . . .  17
FINANCIAL RATINGS . . . . . . . . . . . . . . .  18
-----------------------------------------------  --

INVESTMENT  OBJECTIVE  AND  POLICIESINVESTMENT  OBJECTIVE  AND  POLICIES


FUNDAMENTALFUNDAMENTAL

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the
                               - -
affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

     1.     Borrowing  Money.  The Fund will not borrow money, except (a) from a
            ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.     Senior Securities.  The Fund will not issue senior securities.  This
            -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3.     Underwriting.  The  Fund  will  not act as underwriter of securities
            ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4.     Real  Estate.  The Fund will not purchase or sell real estate.  This
            ------------
limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5.     Commodities.  The  Fund will not purchase or sell commodities unless
            -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.     Loans.  The Fund will not make loans to other persons, except (a) by
            -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7.     Concentration.  The  Fund  will  not invest 25% or more of its total
            -------------
assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

     Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.



NON-FUNDAMENTALNON-FUNDAMENTAL

The following limitations have been adopted by the Fund and are Non-Fundamental.

     1.     Pledging.  The Fund will not mortgage, pledge, hypothecate or in any
            --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.     Margin  Purchases.  The  Fund  will  not  purchase  securities  or
            -----------------
evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3.     Options.  The Fund will not purchase or sell puts, calls, options or
            -------
straddles except as described in the Prospectus and the Statement of Additional Information.

     4.     Short  Sales.  The  Fund  will  not effect short sales of securities
            ------------
unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


     5.     Illiquid Investments.  The Fund will not invest more than 15% of its
            --------------------
net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6.     Securities  Affiliated  with  Trustees.  The Fund will not invest in
            --------------------------------------
securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.



DIVERSIFICATION

As a diversified company, at least 75% of the Fund's total assets must be invested in (a) securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not greater than 10% of the outstanding voting securities of such issuer, (b) cash and cash items, (c) government securities, and (d) securities of other investment companies.

The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years. For example, if twenty-five percent of the value of the Fund's portfolio securities mature in one year, two years, three years and four years, respectively, the dollar-weighted average maturity of the portfolio would be two and one-half years. The Fund will keep the dollar-weighted average maturity relatively short when the Adviser expects interest rates to rise and relatively long when the Adviser expects interest rates to decline. Dollar-weighted average maturity for these purposes means the dollar-weighted average of the face maturities of the portfolio securities, which may differ from their dollar-weighted average life.

Commercial paper must either be rated A-1, A-1+ or A-2 by Standard & Poor's Corporation ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, it must be issued by companies which have a debt issue rated AAA, AA or A by SP, or Aaa, Aa, or A by Moody's.

STATE  RESTRICTIONS

     To comply with the current blue sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

     The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.



PERFORMANCE  INFORMATION

The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                             P(1+T)n=ERV

Where:     P     =     a  hypothetical  $1,000  initial  investment
          T     =     average  annual  total  return
          n     =     number  of  years
          ERV     =     ending  redeemable  value  at  the end of the applicable
period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:
     P(1+T)n=ATVn

Where:     P     =     a  hypothetical  $1,000  initial  investment
     T     =     average  annual  total  return  (after  taxes  on
distributions)
n     =     number  of  years
ATVn              ending  value  at  the  end  of  the  applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.




"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:
     P(1+T)n=ATVDR

Where:     P     =     a  hypothetical  $1,000  initial  investment
     T     =     average  annual  total  return  (after  taxes  on
distributions  and  redemption)
n     =     number  of  years
ATVDR          ending  value  at  the  end  of  the  applicable  period  of  the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and that a complete redemption occurs at the end of the applicable period.

The following table provides information regarding the Fund's performance (for the periods ended December 31, 2003):

                                   1 Year    5 Years   10 Years
-------------------------------------------  --------  ---------
Average Annual Total Return           2.63%    4.51%    5.30%
Average Annual Total Return After
Taxes on Distributions                1.99%    2.64%    3.21%
Average Annual Total Return After
Taxes on Distributions and
Redemption                            2.56%    2.74%    3.24%

A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield  =  2[(a-b/cd+1)6  -  1]

Where:     a     =     dividends  and  interest  earned  during  the  period
     b     =     expenses  accrued  for  the  period  (net  of
reimbursements)
                 c     =     the  average  daily  number  of  shares outstanding
during              the  period  that  were  entitled  to  receive  dividends
     d     =     the  maximum  offering  price  per  share  on  the  last  day of  the  period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund's yield for the one-month period ended December 31, 2003 was 2.92%.

The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. For example, the Fund's performance may be compared to that of the Lehman Composite. The investment performance figures for the Fund and the indices will include reinvestment of dividends and capital gains distributions.

The Fund may include in advertisements, data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Money, Investor's Business Daily,
                                               -----  -------------------------
Barron's,  Fortune  or  Business  Week).  Performance  information may be quoted
--------   -------      --------------
numerically  or  may  be  presented in a table, graph or other illustration. The
----
Fund  may also list its portfolio holdings in advertisements.  The Fund's annual
---
report contains additional performance information that will be made available upon request and without charge.

ORGANIZATION  AND  OPERATION  OF  THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on January 2, 1985. The responsibility for management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each officer of the Fund and each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

                                                            NUMBER OF PORTFOLIOS
                         POSITION(S) HELD      LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS       WITH TRUST        TIME SERVED   OVERSEEN  BY TRUSTEE
---------------------  --------------------  -------------  --------------------

Leslie O. Parker III*
300 Old Post Office
120 West Third Street  President             President and
Dayton, Ohio  45402    and                   Trustee since
Year of Birth: 1940    Trustee                        1985                     2
---------------------  --------------------  -------------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------  -----------------------------------
Chairman of Adviser since September 1982.  None
-----------------------------------------  -----------------------------------

                                                                NUMBER OF PORTFOLIOS
                             POSITION(S) HELD      LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS           WITH TRUST        TIME SERVED   OVERSEEN  BY TRUSTEE
-------------------------  --------------------  -------------  --------------------
Kathleen A. Carlson, CFA*
300 Old Post Office
120 West Third Street                            Treasurer and
Dayton, Ohio 45402         Treasurer and         Trustee since
Year of Birth: 1955        Trustee                        1985                     2
-------------------------  --------------------  -------------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------  -----------------------------------
President and Treasurer of Adviser since September
1982                                                None
--------------------------------------------------  -----------------------------------

                                                             NUMBER OF PORTFOLIOS
                          POSITION(S) HELD      LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS        WITH TRUST        TIME SERVED   OVERSEEN  BY TRUSTEE
----------------------  --------------------  -------------  --------------------
James M. Johnson, CFA*
300 Old Post Office
120 West Third Street                         Secretary and
Dayton, Ohio 45402      Secretary and         Trustee since
Year of Birth: 1952     Trustee                        1985                     2
----------------------  --------------------  -------------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS   OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------  -----------------------------------
Secretary of Adviser since September 1982.  None
------------------------------------------  -----------------------------------

The following table provides information regarding each Trustee who is a "disinterested person" of the Fund, as defined in the Investment Company Act of 1940.

                                                                          NUMBER OF PORTFOLIOS
                                   POSITION(S) IN         LENGTH OF        IN FUND COMPLEX**
NAME, AGE AND ADDRESS              FUND COMPLEX**        TIME SERVED      OVERSEEN  BY TRUSTEE
------------------------------  --------------------  ------------------  --------------------
Donald N. Lorenz
26 Misty Morning Drive
Hilton Head Island, S.C. 29926
Year of Birth: 1935             Trustee               Trustee since 1987                     2
------------------------------  --------------------  ------------------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS              OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------  -----------------------------------
Retired since December 1998; from December 1980 to
December 1998, Vice President-Finance and Treasurer,
Price Brothers Company (concrete pipe products)       None
-----------------------------------------------------  -----------------------------------

                                                            NUMBER OF PORTFOLIOS
                            POSITION(S) IN      LENGTH OF    IN FUND COMPLEX**
NAME, AGE AND ADDRESS       FUND COMPLEX**     TIME SERVED  OVERSEEN  BY TRUSTEE
-----------------------  --------------------  -----------  --------------------
Robert S. Neff
4466 Blairgowrie Circle
Kettering, Ohio  45429   Trustee since
Year of Birth: 1931      Trustee                      2003                     2
-----------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------  -----------------------------------
Since June 2001, Consultant to Neff Packaging Solutions
Inc.; from June 1980 to June 2001, Chairman and CEO of
Neff Packaging Solutions Inc. (paper container
manufacturer)                                             None
--------------------------------------------------------  -----------------------------------

                                                          NUMBER OF PORTFOLIOS
                          POSITION(S) IN      LENGTH OF    IN FUND COMPLEX**
NAME, AGE AND ADDRESS     FUND COMPLEX**     TIME SERVED  OVERSEEN  BY TRUSTEE
---------------------  --------------------  -----------  --------------------
Laura B. Pannier
629 Woodbourne Trail
Dayton, Ohio 45459     Trustee since
Year of Birth: 1954    Trustee                      2003                     2
---------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------  -----------------------------------
Not presently employed; from May 1988 to May 1997,
partner with Deloitte & Touche LLP                 None
--------------------------------------------------  -----------------------------------

* Mr. Parker, Ms. Carlson and Mr. Johnson are "interested persons" of the Fund because they are officers of the Fund and officers and shareholders of the Adviser, and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.
**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.
Each  Trustee  serves  until  such Trustee dies, resigns, retires or is removed.
Each officer serves a one-year term, voted annually at the November board meeting, for the year following. None of the Trustees holds any other directorships with companies registered under either the Securities and Exchange Act or the Investment Company Act.
The equity securities beneficially owned by each of the Trustees of the Fund at December 31, 2003 is set forth in the following table:

                                               AGGREGATE DOLLAR RANGE
                         DOLLAR RANGE OF      OF EQUITY SECURITIES IN
                        EQUITY SECURITIES      THE FUND AND THE PC&J
NAME                       IN THE FUND            PERFORMANCE FUND
Leslie O. Parker     $    50,001 to $100,000  Over $100,000
Kathleen A. Carlson  $     10,001 to $50,000  Over $100,000
James M. Johnson     $    50,001 to $100,000  Over $100,000
Donald N. Lorenz     $     10,001 to $50,000  $      10,001 to $50,000
Robert S. Neff       None                     None
Laura B. Pannier     None                     Over $100,000

As of February 20, 2004, all Trustees and officers of the Fund as a group owned 0.91% of the outstanding shares of the Fund.

The Fund's Trustees have appointed an Audit Committee, composed of Donald Lorenz, Robert Neff and Laura Pannier, to review the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations. The Committee met two times during the year ended December 31, 2003, once in February (then consisting of Mr. Lorenz and Mr.
Rodgers)  and  in  November  (consisting  of  current  members).

The compensation paid to the Trustees of the Fund for the year ended December 31, 2003 is set forth in the following table:

                        PENSION OR
                        RETIREMENT    ESTIMATED
                        ACCRUED AS      ANNUAL       TOTAL
                         AGGREGATE     PART OF     BENEFITS    COMPENSATION
                       COMPENSATION      FUND        UPON        FROM FUND
NAME                     FROM FUND     EXPENSES   RETIREMENT      COMPLEX
Leslie O. Parker, III  $           0  $        0  $         0  $           0
Kathleen A. Carlson    $           0  $        0  $         0  $           0
James M. Johnson       $           0  $        0  $         0  $           0
Donald N. Lorenz       $        1500  $        0  $         0  $        3000
Thomas H. Rodgers*     $         500  $        0  $         0  $        1000

Robert S. Neff         $        1000  $        0  $         0  $        2000
Laura B. Pannier       $        1000  $        0  $         0  $        2000
* No longer a Trustee

The Fund and the PC&J Performance Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, PC&J Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate PC&J Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."



PRINCIPAL  HOLDERS  OF  EQUITY  SECURITIES

The following table sets forth each person or group known to the Fund to be the record and beneficial owner of five percent (5%) or more of the Fund's shares as of February 20, 2004:


Title  of          Name  and  Address  of                    Percent  of
 Class          Record  and  Beneficial  Owner               Ownership
------          ------------------------------               ---------


Shares  of          Thermoseal,  Inc.  Pension  Trust           9.57%
Beneficial          2350  Campbell  Road
Interest            Sidney,  Ohio  45365

                    Nick  G.  Crnkovich                         5.60%
                    424  Timberlea  Trail
                    Kettering,  Ohio  45429

                    Peter  J.  Neroni                           5.25%
                    3672  Wood  Hollow  Road
                    Kettering,  OH  45429




                                      -20-
INVESTMENT  ADVISER

For the Fund's fiscal years ended December 31, 2001, 2002 and 2003 the Adviser was paid $93,097, $93,409, and $89,881, respectively, under the Investment Advisory Agreement.

The Adviser and PC&J Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or PC&J Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limitation provides that annual expenses of the Fund, including investment advisory and management fees but excluding interest, taxes, brokerage commissions and extraordinary expenses, shall not exceed 2.0% of the first $10 million of the Fund's average net assets and 1.5% of average net assets in excess of $10 million. The Fund's expenses have never exceeded the foregoing limitations.

The Agreement was renewed by the Board at a meeting held on February 11, 2004. In determining whether to approve the Agreement, the Trustees reviewed the Adviser's balance sheet dated as of December 31, 2003 and the income statement for the year ended December 31, 2003 as an indication that the Adviser has sufficient financial strength to perform the duties specified in the agreement. The Trustees reviewed reports regarding the performance of the Fund as compared to the Lehman Index, the 90-day Treasury Bill, and Morningstar Mutual Funds with similar objectives and discussed at length with the Adviser the recent relative performance of the Fund's portfolio. The Fund underperformed longer term mutual funds, and performed better than the 90-Day Treasury Bill and shorter term funds. The Trustees were satisfied with the relative results, believing the return was in keeping with the Fund's investment objective. The Trustees also reviewed the expense ratio of the Fund as compared to other funds with similar objectives, and were pleased that the Fund's expense ratio was less than the average expense ratio of the other funds. The Trustees reviewed the certification from the Adviser that the employees of the Adviser have complied with the Adviser's Code of Ethics and that the Adviser has procedures in place to prevent violations of its Code of Ethics. The Trustees discussed the nature and quality of the services to be provided by the Adviser, and the "disinterested person" Trustees met separately with legal counsel. Based upon the information provided, it was the Board's consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.


MANAGER  AND  TRANSFER  AGENT

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio, ("Service Corp.") in which Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service

Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

For the Fund's fiscal years ended December 31, 2001, 2002 and 2003 Service Corp. was paid $93,097, $93,409, and $89,881, respectively, under the Management Agreement.

Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).



CUSTODIAN

The  Fund  has  appointed  U.S.  Bank,  N.A.,  (formerly  Firstar  Bank,  N.A.),
("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. The Custodian will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.



AUDITORS

The Fund has selected the firm of Deloitte & Touche LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2004. The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.

It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and advise the Fund as to accounting matters.




PORTFOLIO  TRANSACTIONS  AND  BROKERAGE  ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided. Due to research services provided by brokers, the Fund directed to brokers $5,472,139 (on which commissions were $0) during the fiscal year ended December 31, 2003.

For the Fund's fiscal years ended December 31, 2001, 2002 and 2003 the Fund paid no brokerage commissions. Each of the brokers provided either research, statistical or other information to the Fund or the Adviser.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.

The Trust and the Adviser have each adopted a Code of Ethics (the"Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION  OF  SHARE  PRICE
===============================

The  price  (net asset value) of the shares of the Fund is determined as of 3:00
================================================================================
p.m.  EST  on  each day the New York Stock Exchange is open for business.  For a
================================================================================
description  of the methods used to determine the net asset value (share price),
================================================================================
see  "Determination  of  Share  Price"  in  the  Prospectus.
============================================================

Fixed  income  securities  are generally valued by using market quotations, or a
================================================================================
matrix  methodology  (including  prices furnished by a pricing service) when the
================================================================================
Adviser  believes  such  prices accurately reflect the fair market value of such
================================================================================
securities.  The  matrix  pricing methodology utilizes yield spreads relating to
================================================================================
securities  with  similar  characteristics  to  determine  prices  for  normal
==============================================================================
institutional-size  trading  units  of debt securities without regard to sale or
================================================================================
bid  prices.  If  the Adviser decides through the due diligence process that the
================================================================================
market quotation does not accurately reflect current value or that prices cannot
================================================================================
be  readily  estimated  using  the  matrix  methodology,  or  when restricted or
================================================================================
illiquid  securities  are  being  valued, securities are valued at fair value as
================================================================================
determined  in  good faith by the Adviser, in conformity with guidelines adopted
================================================================================
by  and  subject  to  review  of  the  Board  of  Trustees.
===========================================================


DESCRIPTION  OF  SHARES  AND  TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.


PROXY  VOTING  POLICIES
=======================

The  Board of Trustees of the Trust has delegated responsibilities for decisions
================================================================================
regarding  proxy  voting  for securities held by the Fund to the Fund's Adviser.
================================================================================
The  Adviser  will  vote  such proxies in accordance with its proxy policies and
================================================================================
procedures.  In  some  instances,  the Adviser may be asked to cast a proxy vote
================================================================================
that  presents  a conflict between the interests of the Fund's shareholders, and
================================================================================
those of the Adviser or an affiliated person of the Adviser. In such a case, the
================================================================================
Trust's  policy  requires that the Adviser abstain from making a voting decision
================================================================================
and  to  forward all necessary proxy voting materials to the Trust to enable the
================================================================================

Board  of Trustees to make a voting decision.  When the Board of Trustees of the
================================================================================
Trust  is  required to make a proxy voting decision, only the Trustees without a
================================================================================
conflict of interest with regard to the security in question or the matter to be
================================================================================
voted  upon  shall be permitted to participate in the decision of how the Fund's
================================================================================
vote  will  be  cast.
=====================
The Adviser's proxy voting policies and procedures are attached as Appendix A to
================================================================================
this  Statement  of  Additional  Information.
=============================================


FINANCIAL  STATEMENTS

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2003.

FINANCIAL  RATINGS

Description of Standard & Poor's Corporation's ("S&P") commercial paper and corporate bond ratings:


     Commercial  Paper  Ratings

A-1  --          Commercial  paper rated A-1 by S&P indicates that the degree of safety  regarding  timely  payment  is  either  overwhelming  or  very  strong.

A-1+  --          Those  issues  determined  to  possess  overwhelming  safety characteristics  are  denoted  A-1+.

A-2  --          Commercial  paper  rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.


     Debt  Ratings

AAA  --          This is the highest rating assigned by S&P to a debt obligation and  indicates  an  extremely  strong  capacity  to  pay principal and interest.

AA  --          Bonds  rated  AA  also qualify as high-quality debt obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A  --          Bonds  rated  A  have  a  strong  capacity  to  pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  --          Debt  rate  BBB  is  regarded  as  having  an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of Moody's Investors Service, Inc.'s ("Moody's) commercial paper and corporate bond ratings:

     Commercial  Paper  Ratings

Prime-1  -          Issuers  rated  Prime-1 (or related supporting institutions)
are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2  -          Issuers  rated  Prime-2 (or related supporting institutions)
have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be affected by external conditions. Ample alternative liquidity is maintained.

     Debt  Ratings

Aaa  --          Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  --          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  --          Bonds  which  are  rated  A  possess  many  favorable  investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  --          Bonds  which  are  rated  Baa  are  considered  as medium-grade obligations  (i.e.,  they  are  neither  highly  protected  nor poorly secured).
              - -
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                      APPENDIX A


                             PROXY VOTING GUIDELINES

On January 31, 2003, the SEC adopted a new rule that details an investment adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies (Investment Adviser Act of 1940--Rule 206(4)-6). On the same day, the SEC also adopted rule and form amendments that require investment companies to disclose how they vote proxies relating to fund portfolio securities. The following is the voting policy adopted by Parker Carlson & Johnson as adviser and by PC&J Mutual Funds.

Parker Carlson & Johnson, Inc. manages assets allocated to equities with one overriding goal: to provide capital appreciation to the shareholders of our mutual fund and to our individual account clients. Inherent in achieving this goal is to buy equity securities of well-managed companies. These are companies that employ managers that have a demonstrated track record of aligning the interests of management with the interests of shareholders. For a company that demonstrates that it acts in the best interests of its shareholders, it becomes difficult for us to believe that we, as investment managers, know more about the company's business than the company's top management. Based upon that criterion, for all proxy issues, we will vote shares in our equity portfolios to follow management recommendations.

For each company in our portfolio, should we perceive that management is not acting in the best interest of shareholders, we would be inclined to sell the shares of that company. Included in that perception would be a management recommendation to vote for a proxy issue that we felt would materially harm the shareholders of the company. In trying to achieve capital appreciation in our equity assets, it would be hard for us to conceive of an instance whereby we would continue to own shares in a company where we believed that management recommendations on proxy issues would have a materially negative impact on the shareholders of the company. Therefore, we would simply sell those shares in our portfolios.